SUPPLEMENT DATED MARCH 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Portfolio Optimization Aggressive-Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks from Holdings in Underlying Funds subsection, Convertible Securities Risk and Inflation-Indexed Debt Securities Risk are removed, and Communications Sector Risk is added after Technology Sector Risk.

•	Communications Sector Risk: Companies in the communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks, and changes in consumer preferences.